Exhibit 10.10

RESTRICTED STOCK UNIT AGREEMENT

                            , Amgen Inc. Grantee:

On this     day of                      (the “Grant Date”), Amgen Inc., a Delaware corporation (the “Company”), pursuant to its Director Equity Incentive Program (the “Program”) which implements the Amended and Restated 1991 Equity Incentive Plan, as amended (the “Plan”), has granted to you, the grantee named above,                      restricted stock units (the “Units”) with respect to                      shares of Common Stock on the terms and conditions set forth in this Restricted Stock Unit Agreement (this “Agreement”) and the Plan. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Program.

I. Vesting Schedule. Subject to the terms and conditions of this Agreement and in consideration for services previously rendered by you, one hundred percent (100%) of the Units shall vest upon [select a vesting date based on director’s years of service, per program:][the date hereof (the “Vesting Date”)][the date (the “Vesting Date”) upon which you have provided one year of continuous service following the Grant Date; provided, however, that in the event you cease to be an Eligible Director by reason of your death or total and permanent disability (as certified by an independent medical advisor appointed by the Company prior to such termination), a prorated number of Units shall vest immediately upon such death or disability, determined by multiplying the number of unvested Units by a fraction (rounded to two decimal places), the numerator of which is the number of complete months of continuous service during the one year period following the Grant Date and the denominator of which is 12.]

II. Form and Timing of Payment. Any vested Units shall be paid by the Company in shares of Common Stock (on a one-to-one basis) on, or as soon as practicable after, the Vesting Date (but in any event by the fifteenth day of the third month following the tax year in which they vest), unless you have irrevocably elected in writing by December 31 of the year preceding the Grant Date to defer the payment of such Units under one of the following options: (i) full payment of the vested Units in January of a year specified by you which shall be no earlier than the third calendar year following the calendar year in which the date of grant occurs and no later than the tenth calendar year following such year, (ii) payment of the vested Units in five substantially equal annual installments, commencing in January of the calendar year following the year in which you cease to be an Eligible Director (and experience a “separation from service” with the Company within the meaning of Code Section 409A) for any reason, or (iii) payment of the vested Units in ten substantially equal annual installments, commencing in January of the calendar year following the year in which you cease to be an Eligible Director (and experience a “separation from service” with the Company within the meaning of Code Section 409A) for any reason; provided, however, that no shares of Common Stock shall be issued hereunder unless the Board determines that the consideration received by the Company in exchange for the issuance of Common Stock has a value not less than the par value thereof. Any deferral election made pursuant to this Section II shall specify the distribution schedule from the options provided in this Section II and shall be irrevocable.

III. Transferability. No benefit payable under, or interest in, this Agreement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, your or your beneficiary’s debts, contracts, liabilities or torts; provided, however, nothing in this Section III shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution or (iii) to an Alternate Payee to the extent that a QDRO so provides, as further described in the Program.

IV. No Contract for Employment. This Agreement is not an employment or service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ or service of the Company, or of the Company to continue your employment or service with the Company.

V. Notices. Any notices provided for in this Agreement or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at such address as is currently maintained in the Company’s records or at such other address as you hereafter designate by written notice to the Company.

VI. Plan and Program. This Agreement is subject to all the provisions of the Plan and Program and their provisions are hereby made a part of this Agreement, including without limitation the provisions of paragraph 7 of the Plan relating to stock bonuses, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan and the Program, the provisions of the Plan shall control.

VII. Governing Law. This Agreement shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the laws of the State of Delaware, without regard to conflicts of law provisions thereof.

Very truly yours,

AMGEN INC.

By:
Name:
Title:

Accepted and Agreed,

this      day of                     , 200  .

By:
Name:

GRANT OF NONQUALIFIED STOCK OPTION

(Under the Amended and Restated 1991 Equity Incentive Plan)

                            , Amgen Inc. Stock Optionee:

AMGEN INC., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the “Plan”), has this day granted to you, the optionee named above, an option to purchase                      shares of the $.0001 par value common stock of the Company (“Common Stock”) pursuant to the terms hereof. This option is not intended to qualify and will not be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (together with the regulations and other official guidance promulgated thereunder).

The provisions of your option are as follows:

1. [select vesting schedule based on director’s length of service] [Subject to the limitations contained herein, this option shall vest on [grant date]. [Subject to the provisions contained herein, this option shall vest on [one year from grant date], provided that from the date of grant of this option through the vesting date, you have continuously served as a non-employee director of the Company (as that term is defined in the Plan).]

2. (a) The per share exercise price of this option is $        , being not less than the fair market value of the Common Stock on the date of grant of this option.

(b) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full in cash or check upon exercise of all or any part of this option which has become exercisable by you. However, if at the time of exercise, the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company’s reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

3. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the “Act”), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

[select section 4 with acceleration provisions if option not fully vested at date of grant]

[4. The term of this option commences on the date hereof and, unless sooner terminated pursuant to the Plan, terminates on                      (which date shall be no more than seven (7) years from the date this option is granted).]

4. The term of this option commences on the date hereof and, unless sooner terminated pursuant to the Plan, terminates on                      (which date shall be no more than seven (7) years from the date this option is granted). If termination of your relationship as a director of the Company is due to (a) your permanent and total disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by the Social Security Administration, prior to such termination), or (b) your death, then the vesting schedule of unvested portions of the option will be accelerated by twelve (12) months for each full year that you have been affiliated as a director with the Company.

However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your permanent and total disability or death as provided above, this option may be exercised following termination of your relationship as a director of the Company only as to that number of shares as to which it was exercisable on the date of such termination provisions of paragraph 1 of this option. For purposes of this option, “termination of your relationship as a director of the Company” shall mean the last date you are a director of the Company.

5. To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to section 5 of the Plan.

6. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

(a) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

(b) All or a portion of your option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

7. This option is not an employment or consulting contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on the part of the non-employee director on whose behalf the option right was created, to continue to serve as a director of the Company, or of the Company to continue such non-employee director’s service as a director of the Company.

8. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

9. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of section 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules, and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

10. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

11. This option is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that this option is nevertheless deemed to be subject to Code Section 409A for any reason, this option shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Committee (as defined in the Plan) determines that this option may be or become subject to Code Section 409A, the Committee may adopt such amendments to the Plan and/or this option or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Plan and/or this option from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A.

Dated the          day of                     .

Very truly yours,

AMGEN INC.

By:
Duly authorized on behalf of the Board of Directors

Agreed and accepted as of the date written above:

[name]
Address:

GRANT OF NONQUALIFIED STOCK OPTION

(Under the Amended and Restated 1991 Equity Incentive Plan)

                            , Amgen Inc. Stock Optionee:

AMGEN INC., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 1991 Equity Incentive Plan (the “Plan”), has this day granted to you, the optionee named above, an option to purchase              shares of the $.0001 par value common stock of the Company (“Common Stock”) pursuant to the terms hereof. This option is not intended to qualify and will not be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (together with the regulations and other official guidance promulgated thereunder).

The provisions of your option are as follows:

1. [select vesting schedule based on director’s length of service] [Subject to the limitations contained herein, this option shall vest on [grant date]. [Subject to the provisions contained herein, this option shall vest on [one year from grant date], provided that from the date of grant of this option through the vesting date, you have continuously served as a non-employee director of the Company (as that term is defined in the Plan).]

2. (a) The per share exercise price of this option is $            , being not less than the fair market value of the Common Stock on the date of grant of this option.

(b) To the extent permitted by applicable statutes and regulations, payment of the exercise price per share is due in full in cash or check upon exercise of all or any part of this option which has become exercisable by you. However, if at the time of exercise, the Company’s Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price may be made by delivery of already-owned shares of Common Stock of a value equal to the exercise price of the shares of Common Stock for which this option is being exercised. The already-owned shares must have been owned by you for the period required to avoid a charge to the Company’s reported earnings and owned free and clear of any liens, claims, encumbrances or security interests. Payment may also be made by a combination of cash and already-owned Common Stock.

3. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the “Act”), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

[select section 4 with acceleration provisions if option not fully vested at date of grant]

[4. The term of this option commences on the date hereof and, unless sooner terminated pursuant to the Plan, terminates on                      (which date shall be no more than seven (7) years from the date this option is granted).]

4. The term of this option commences on the date hereof and, unless sooner terminated pursuant to the Plan, terminates on                      (which date shall be no more than seven (7) years from the date this option is granted). If termination of your relationship as a director of the Company is due to (a) your permanent and total disability (within the meaning of Title II or XVI of the Social Security Act or comparable statute applicable to an Affiliate and with such permanent and total disability certified by the Social Security Administration, prior to such termination), or (b) your death, then the vesting schedule of unvested portions of the option will be accelerated by twelve (12) months for each full year that you have been affiliated as a director with the Company.

However, in any and all circumstances and except to the extent the vesting schedule has been accelerated by the Company in its sole discretion during the term of this option or as a result of your permanent and total disability or death as provided above, this option may be exercised following termination of your relationship as a director of the Company only as to that number of shares as to which it was exercisable on the date of such termination provisions of paragraph 1 of this option. For purposes of this option, “termination of your relationship as a director of the Company” shall mean the last date you are a director of the Company.

5. To the extent specified above, this option may be exercised by delivering a Notice of Exercise of Stock Option form, together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to section 5 of the Plan.

6. This option is not transferable, except by will or the laws of descent and distribution, and is exercisable during your life only by you except as set forth below:

(a) If you have named a Trust (as defined in the Plan) as beneficiary of this option, this option may be exercised by the Trust after your death; and

(b) All or a portion of your option may be transferred to an Alternate Payee (as defined in the Plan) if required by the terms of a QDRO (as defined in the Plan), as further described in the Plan.

7. This option is not an employment or consulting contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on the part of the non-employee director on whose behalf the option right was created, to continue to serve as a director of the Company, or of the Company to continue such non-employee director’s service as a director of the Company.

8. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

9. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of section 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules, and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

10. The terms of this option shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of laws.

11. This option is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that this option is nevertheless deemed to be subject to Code Section 409A for any reason, this option shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Committee (as defined in the Plan) determines that this option may be or become subject to Code Section 409A, the Committee may adopt such amendments to the Plan and/or this option or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Plan and/or this option from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A.

Dated the          day of                     .

Very truly yours,

AMGEN INC.

By:
Duly authorized on behalf of the Board of Directors

Agreed and accepted as of the date written above:

[name]
Address: